Exhibit 99.1

FOR IMMEDIATE RELEASE

August 28, 2013

For More Information Please Contact:

Cloud Peak Energy

Rick Curtsinger, (w) 720-566-2948, rick.curtsinger@cldpk.com

Karla Kimrey, Investor Relations, (w) 720-566-2932, karla.kimrey@cldpk.com

Ambre Energy

United States
Liz Fuller, (w) 503-552-5067, lfuller@gardcommunications.com

Australia

Andrew Crook, (mob) 0419 788 431, andrew@crookpublicity.com

CLOUD PEAK ENERGY AND AMBRE ENERGY ANNOUNCE VOLUNTARY DISMISSAL OF LAWSUIT WITHOUT PREJUDICE AND INDEFINITE DELAY AND
ONGOING DISCUSSIONS REGARDING AMBRE ENERGY’S POTENTIAL PURCHASE OF DECKER MINE INTEREST FROM CLOUD PEAK ENERGY

GILLETTE, Wyo. & BRISBANE, Australia—(BUSINESS WIRE)—August 28, 2013 — Cloud Peak Energy Inc. (NYSE:CLD), one of the largest U.S. coal producers and the only pure-play Powder River Basin (PRB) coal company, and Ambre Energy Limited, an Australian and U.S. coal export infrastructure and mining company, today announced that Ambre Energy’s purchase of Cloud Peak Energy’s 50% interest in the Decker Mine in Montana is not expected to be completed for the foreseeable future.

The potential transaction was initially announced by the companies on December 5, 2012.  At that time, the companies announced they had entered into agreements for Ambre Energy to purchase Cloud Peak Energy’s 50% interest in the Decker Mine in Montana and related assets and assume all reclamation liabilities, including Ambre Energy’s full replacement of Cloud Peak Energy’s approximate $70.7 million in outstanding reclamation and lease bonds for the Decker Mine.  Those uncompleted agreements also provided, among other things, that Ambre Energy would grant Cloud Peak Energy an option for up to 5 million metric tonnes per year of its throughput capacity at the proposed Millennium Bulk Terminals coal export facility and would make a future cash payment to Cloud Peak Energy.

As noted above, this potential transaction has not been completed and is not expected to be completed in the foreseeable future.  Cloud Peak Energy provided an update in its Form 10-Q filing dated July 30, 2013 that the timing of any potential closing was uncertain and anticipated to depend on Ambre’s ability to replace Cloud Peak Energy’s outstanding reclamation and lease bonds for the Decker Mine. The companies continue to be in discussions and have jointly dismissed the previously disclosed Decker litigation without prejudice to allow time for their ongoing discussions and evaluations.

About Cloud Peak Energy®

Cloud Peak Energy Inc. (NYSE:CLD) is headquartered in Wyoming and is one of the largest U.S. coal producers and the only pure-play PRB coal company. As one of the safest coal producers in the nation, Cloud Peak Energy specializes in the production of low sulfur, subbituminous coal. The company owns and operates three surface coal mines in the PRB, the lowest cost major coal producing region in the nation. The Antelope and Cordero Rojo mines are located in Wyoming and the Spring Creek mine is located near Decker, Montana. Cloud Peak Energy also owns rights to substantial undeveloped coal and complementary surface assets in the Northern PRB, further building the company’s long-term position to serve Asian export and domestic customers. With approximately 1,700 employees, the company is widely recognized for its exemplary performance in its safety and environmental programs. Cloud Peak Energy is a sustainable fuel supplier for approximately 4% of the nation’s electricity.

About Ambre Energy

Ambre Energy Limited is a privately held company with predominantly Australian and U.S. shareholders. It is headquartered in Brisbane, Australia with U.S. headquarters in Salt Lake City, Utah.

Ambre Energy is developing new port infrastructure in the U.S. to facilitate an emerging coal export and marketing business, as well as operating and co-owning U.S. thermal coal mines.

As an environmentally responsible energy company, Ambre also aims to use its technological expertise to develop new, sustainable uses for low grade and waste coals and to set new environmental standards for the export of coal.

Cloud Peak Energy’s Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” of Cloud Peak Energy within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on our management’s current expectations or beliefs as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. Forward-looking statements may include, for example, (1) any future potential purchase by Ambre Energy of our 50% interest in the Decker mine and assumption of liabilities or potential terms, conditions, benefits or synergies of any such future transaction, (2) the potential development of our Youngs Creek assets, and (3) other statements regarding the Decker mine, our future plans with regard to our 50% ownership in the Decker mine and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including the risks that (i) any potential sale of our interest in Decker to Ambre Energy,  option at the Millennium Bulk Terminals project or other agreements are not completed, including because Ambre Energy is unable to replace our surety bonds by providing sufficient cash or other collateral anticipated to be required by Ambre Energy’s surety bond providers, (ii) the Millennium Bulk Terminals coal export facility is not developed in a timely manner or at all, or (iii) Asian export demand weakens or international coal prices weaken. For a discussion of some of the additional factors that could adversely affect our future results or the Decker mine or any potential transaction involving our 50% ownership interest in the Decker mine, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission (“SEC”), including those in Item 1A - Risk Factors in our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this release, whether as a result of new information, future events or otherwise, except as required by law.

Ambre Energy

This news release is not an offer to sell securities nor a solicitation of an offer to buy securities by Ambre Energy Limited or any of its affiliated entities. Securities may not be offered or sold in the United States absent registration or an exemption from the registration requirements of applicable U.S. securities laws. Any such offer can only be made by means of adequate disclosure from Ambre Energy Limited that includes detailed information about terms, the company, its management and prospects, and its financial condition and results of operations.

Media Contacts:

Cloud Peak Energy

Rick Curtsinger, (w) 720-566-2948, rick.curtsinger@cldpk.com

Karla Kimrey, Investor Relations, (w) 720-566-2932, karla.kimrey@cldpk.com

Ambre Energy

United States
Liz Fuller, (w) 503-552-5067, lfuller@gardcommunications.com

Australia

Andrew Crook, (mob) 0419 788 431, andrew@crookpublicity.com

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